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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 18, 2005
							---------------

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	  OHIO                        0-5544                 31-0783294
(State or other jurisdiction       (Commission             (IRS Employee
     of incorporation)            File Number)          Identification No.)

		    9450 Seward Road, Fairfield, Ohio  45014
	       (Address of principal executive offices) (Zip Code)

				(513) 603-2400
	       (Registrant's telephone number, including area code)

				Not Applicable
	  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  Other Events
---------

    (a) On August 18, 2005, Ohio Casualty Corporation (the "Corporation") issued a press release announcing that the directors of the Corporation have declared a quarterly dividend of $.06 per share, payable September 12, 2005 to shareholders of record on September 1, 2005.

    (b) The press release issued on August 18, 2005 also states that the directors of the Corporation have authorized the repurchase of up to four million shares of the Corporation's common shares. Pursuant to the authorization, the Corporation may purchase shares from time to time in the open market or in privately negotiated transactions and the purchases will be funded from available working capital.

    The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits.
---------

    (c)    Exhibits

	   Exhibit No.     Description
	   -----------     -----------

	       99 Press release dated August 18, 2005 issued by Ohio Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.





				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



					OHIO CASUALTY CORPORATION
					-------------------------
					       (Registrant)




August 18, 2005                         /s/Debra K. Crane
					--------------------------------------
					Debra K. Crane, Senior Vice President,
					  General Counsel and Secretary



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				Exhibit Index
				-------------

			  Current Report on Form 8-K
			    Dated August 18, 2005


Exhibit No.     Description
----------      -----------

    99 Press release dated August 18, 2005 issued by Ohio Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.






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